3. PRO FORMA ADJUSTMENTS (in thousands)	6 Months Ended
Jun. 30, 2012
Notes to Financial Statements
3. PRO FORMA ADJUSTMENTS (in thousands)

Pro forma adjustments are necessary to reflect events that are: (i) directly attributable to the Merger; (ii) factually supportable, and; (iii) expected to have a continuing impact. The pro forma adjustments included in the Unaudited Pro Forma Statements are as follows:

(a)	Adjustment to reflect additional borrowings under (i) term loan in the amount of $15,000 to fund a portion of the cash Merger consideration; and (ii) $1,500 drawn under the $18,000 revolving loan facility to fund a portion of the cash Merger consideration and working capital, and an initial draw of $2,025 reflected as cash, for a total of $18,525, less $710 of the cash held by Cilion that was retained by its shareholders.

(b)	Elimination of transactions between Aemetis and Cilion to reflect the consolidation of the two entities after giving effect to the Merger, including: (i) accounts receivable and accounts payable of $2,863 and; (ii) revenues and expenses arising from the lease agreement between Aemetis and Cilion of $1,500 and $2,700 for the six months ended June 30, 2012 and the year ended December 31, 2011, respectively.

(c)	Elimination of long term debt in the amount of $1,931 of Cilion to reflect the payment of these obligations immediately prior to the Merger. Deferred loan fees held as other current assets of $31 were recognized as interest expense during the year ended December 31, 2011.

(d)	Adjusting for depreciation of $758 and $1,516 for the six months ended June 30, 2012 and the year ended December 31, 2011, respectively on the step-up in estimated fair value. Buildings, site improvements, integrated mechanical equipment and process equipment are depreciated using the straight-line method over a 20 year life. See Note 2 (Purchase Price Allocation) above.

(e)	Adjustment to reflect expensed interest of $1,425 and $2,849 for the six months ended June 30, 2012 and the year ended December 31, 2012, respectively.

(f)	Elimination of deferred tax obligations in the amount of $315 of Cilion as a result of the Merger. In addition $23 of prepaid expenses were written off.

(g)	Elimination of all Cilion equity, accumulated deficit and additional paid-in capital due to the Merger as well as the issuance of 20 million shares of stock. See Note 1 (Merger Consideration) above.

(h)	Impact of deferred loan fees of $31(see item (c) above) and revaluation of equipment held for sale included in other assets of $957 (see (d) above).

(i)	Secured notes increased for $16,500 for additional borrowings (see item (a) above), increase in the revolving loan facility for initial draw of $2,025 (see item (a) above), and payment of Cilion obligations from Merger Consideration of $1,931 (see item (c) above).

(j)	Approximate impact on equity related to: $15,600 in common stock issued, and bargain purchase of $40,093.